UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

OKTA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!OKTA, INC.100 FIRST STREETSUITE 600SAN FRANCISCO, CALIFORNIA 94105OKTA, INC.2023 Annual MeetingVote by June 21, 202311:59 PM ET V17904-P92829 You invested in OKTA, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 22, 2023.Get informed before you voteView the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.comControl #Smartphone usersPoint your camera here and vote without entering a control numberVote Virtually at the Meeting*June 22, 20239:00 AM PTVirtually at:www.virtualshareholdermeeting.com/OKTA2023*Please check the meeting materials for any special requirements for meeting attendance.Smartphone usersPoint your camera here and vote without entering a control numberV1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting ItemsBoard Recommends01) Shellye Archambeau02) Robert L. Dixon, Jr.03) Benjamin Horowitz1. To elect three Class III directors to serve until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified:Nominees:2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2024.3. To approve, on an advisory non-binding basis, the compensation of our named executive officers.NOTE: The proxies may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments, continuations or postponements thereof.ForForForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V17905-P92829